SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                ________________
                                  F O R M  8-A
                For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                               CIT RV TRUST 1998-A
             (Exact name of registrant as specified in its charter)
           Delaware                                        36-4232666
          (State of incorporation)                        (I.R.S. Employer
                                                        Identification Number)
      c/o Bankers Trust (Delaware)
      1011 Centre Road, Suite 200
      Wilmington, Delaware                             19805-1266
      (Address of principal                            (Zip Code)
        executive offices)
Securities to be registered pursuant to Section 12(b) of the Act:
      Title of each class                       Name of each exchange on which
      to be so registered                       each class is to be registered
            None                                       N/A

          If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]
          If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant
to General Instruction A.(c)(2), please check the following box [   ].
Securities to be registered pursuant to Section 12(g) of the Act:
                  $111,000,000 Class A-1 Asset Backed Notes
                   $94,000,000 Class A-2 Asset Backed Notes
                   $54,000,000 Class A-3 Asset Backed Notes
                   $80,000,000 Class A-4 Asset Backed Notes
                   $37,000,000 Class A-5 Asset Backed Notes
                    $48,000,000 Class B Asset Backed Notes
                     $6,060,865 Asset Backed Certificates

                               (Title of class

Item 1.          Description of Registrants Securities to be Registered

            Prospectus Supplement dated June 3, 1998 filed with the Commission on June 10, 1998 pursuant to Rule 424(b)(5) and Prospectus dated
October 29, 1997 filed with the Commission on November 26, 1997 pursuant to Rule 424(b)(2) are incorporated by reference herein.




Item 2.          Exhibits*
            *1.1 Form S-3 Registration Statement No. 333-36061 filed with the Commission on September 19, 1997.

            *1.2 Amendment No. 1 to the Form S-3 Registration Statement No. 333-36061 filed with the Commission on October 29, 1997.

            *1.3 Form 424(b)(5) Registration Number 333-36061 filed with the Commission on June 10, 1998.

SIGNATURE


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

	CIT RV TRUST 1998-A

	By:	The CIT GROUP/SALES FINANCING, INC.,
		 as Servicer




						By: /s/ Frank Garcia
	Name:	Frank Garcia
	Title:	Vice President



Dated:  June 18, 1998